                      SECURITIES AND EXCHANGE COMMISION
                            WASHINGTON, D.C. 20549

                            SCHEDULE 14a INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CENTEX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        -----------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

    5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        -----------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    3)  Filing Party:

        -----------------------------------------------------------------------

    4)  Date Filed:

        -----------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISION
                            WASHINGTON, D.C. 20549

                            SCHEDULE 14a INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           3333 HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        -----------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

    5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        -----------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    3)  Filing Party:

        -----------------------------------------------------------------------

    4)  Date Filed:

        -----------------------------------------------------------------------

                               CENTEX CORPORATION


                                       AND


                            3333 HOLDING CORPORATION



                               PROXY STATEMENT AND
                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                               OF EACH CORPORATION


                            TO BE HELD JULY 23, 1998

                               ------------------

                                      INDEX

                                                                         PAGE
                                                                         ----
                               CENTEX CORPORATION

Notice of Annual Meeting of Stockholders................................. 1
Proxy Statement.......................................................... 2

                            3333 HOLDING CORPORATION

Notice of Annual Meeting of Stockholders................................ 18
Proxy Statement......................................................... 19

                               ------------------

         PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS. STOCKHOLDERS ARE ENCOURAGED TO REVIEW THE ACCOMPANYING PROXY STATEMENT OF EACH COMPANY CAREFULLY.

                               CENTEX CORPORATION
                                 2728 N. HARWOOD
                               DALLAS, TEXAS 75201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 23, 1998

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Centex Corporation, a Nevada corporation ("Centex"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood, in the City of Dallas, Texas, on Thursday, July 23, 1998, at 10:00 A.M. (C.D.T.) for the following purposes:

     1. To elect three directors comprising a class of directors to serve until the Annual Meeting of Stockholders in 2001.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 29, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

     You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to promptly sign, date and mail the accompanying form of Centex proxy, so that your Centex shares may be represented and voted at the meeting. Your Centex proxy will be returned to you if you should attend the meeting and request such return.


                                         By Order of the Board of Directors


                                               RAYMOND G. SMERGE
                                       Executive Vice President, Chief Legal
                                             Officer and Secretary

Dallas, Texas
June 25, 1998


     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                               CENTEX CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 23, 1998

                                  INTRODUCTION

     The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of Centex Corporation, a Nevada corporation ("Centex"), for use at the Annual Meeting of Stockholders of Centex to be held on July 23, 1998, and at any adjournment thereof. The mailing address of the executive offices of Centex is 2728 N. Harwood, Dallas, Texas 75201. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 25, 1998.

PURPOSES OF THE MEETING

    At the meeting, action will be taken upon the following matters:

        (1) Election of three directors comprising the class of directors to serve until the Annual Meeting of Stockholders in 2001.

        (2) Such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Centex does not know of any matters that may be acted upon at the meeting other than the matters set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF CENTEX RECOMMENDS A VOTE FOR ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF CENTEX NAMED IN THE ACCOMPANYING CENTEX PROXY.

                                TANDEM SECURITIES

     On November 30, 1987, Centex distributed as a dividend (the "Distribution") to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of common stock, par value $.01 per share ("Holding Common Stock"), of 3333 Holding Corporation, a Nevada corporation ("Holding"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly-owned subsidiary of Holding ("Development"), is the general partner of CDC.

     The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in the Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex

Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                             RECORD DATE AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the meeting is the close of business on May 29, 1998. At the close of business on the record date, the issued and outstanding capital stock of Centex entitled to vote at the meeting consisted of 59,555,506 shares of Centex Common Stock.

     The holders of Centex Common Stock will be entitled to one vote per share upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation nor the By-laws of Centex provide for cumulative voting rights. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Centex Common Stock is necessary to constitute a quorum, abstentions and, by definition, broker non-votes will be counted as present for the purpose of establishing a quorum.

     Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the three nominees for director named in the proxy. The Board of Directors does not intend to present, and has no information that others will present, any business at the annual meeting other than as is set forth in the attached Notice of Annual Meeting of Stockholders of Centex. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Centex proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Centex has the unconditional right to revoke his Centex proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the meeting and voting in person or by written notice to Centex addressed to Raymond
G. Smerge, Secretary, Centex Corporation, 2728 N. Harwood, Dallas, Texas 75201; however, no such revocation will be effective until received by Centex at or prior to the meeting.

     The cost of solicitation of proxies for the meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers and other employees of Centex, who will receive no additional compensation therefor. To aid in the solicitation of proxies, Centex has retained the firm of Georgeson & Company Inc., which will receive a fee of approximately $8,500 plus out-of-pocket expenses. Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

MANAGEMENT

    The following table sets forth information as of May 29, 1998 with respect to the beneficial ownership of shares of Centex Common Stock by each director, nominee for election to the Board of Directors and each current (and one former) executive officer named in the Summary Compensation Table under "Executive Compensation," individually itemized, and by all directors and current (and one former) executive officers of Centex as a group (12 persons). Except as otherwise indicated, all shares are owned directly and the owner has the sole voting and investment power with respect thereto.

                                                       CENTEX COMMON STOCK(1)
                                                       ----------------------
                                                       NUMBER OF     PERCENT
                 NAME                                   SHARES       OF CLASS
                 ----                                  ---------     --------
Alan B. Coleman .................................        88,280         *
Dan W. Cook III .................................        36,280         *
Juan L. Elek ....................................        34,280         *
Timothy R. Eller ................................       168,694         *
William J Gillilan III ..........................           104(2)      *
Laurence E. Hirsch ..............................     1,125,441        1.87%
Clint W. Murchison, III .........................       110,502         *
Charles H. Pistor ...............................        56,474         *
David W. Quinn ..................................       423,526         *
Paul R. Seegers .................................       578,982         *
Raymond G. Smerge ...............................        57,618         *
Paul T. Stoffel .................................       191,084         *
All directors and named executive officers
  of Centex as a group (12 persons) .............     2,869,265        4.69%

----------

*  less than 1%

    (1) Shares covered by stock options that are outstanding under the Centex Corporation Stock Option Plan and the Centex Corporation 1987 Stock Option Plan and exercisable on May 29, 1998 or within 60 days thereafter are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission. Amounts include the following shares that may be acquired upon exercise of such stock options: Mr. Coleman -- 74,280 shares; Mr. Cook -- 34,280 shares; Mr. Elek -- 34,280 shares; Mr. Eller -- 163,400 shares; Mr. Hirsch -- 368,520 shares; Mr. Murchison -- 14,280 shares; Mr. Pistor -- 34,280 shares; Mr. Quinn -- 419,960 shares; Mr. Seegers -- 14,280 shares; Mr. Smerge -- 52,840 shares; Mr. Stoffel -- 34,280 shares; and all directors and executive officers of Centex as a group (12 persons) -- 1,244,680 shares. Total shown for Mr. Hirsch includes 400,000 shares covered by a conversion right pursuant to the terms of a Centex subordinated debenture (see "Certain Transactions"). In addition, this table includes approximately 5,294, 4,421, 3,166 and 1,778 shares of Centex Common Stock which may be beneficially owned as of March 31, 1998 by Messrs. Eller, Hirsch, Quinn and Smerge, respectively, and approximately 14,659 shares of Centex Common Stock which may be beneficially owned as of March 31, 1998 by all directors and executive officers of Centex as a group (12 persons), pursuant to the Centex Common Stock Fund under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan (the "Profit Sharing Plan").

    (2) Mr. Gillilan resigned as a director and officer of Centex effective December 31, 1997.

CERTAIN BENEFICIAL OWNERS

    The following table sets forth information with respect to the holders of shares of Centex Common Stock who are known to Centex to be beneficial owners of more than five percent of such shares outstanding. All amounts shown have been adjusted to reflect the two-for-one stock split effective March 2, 1998.

                                                                       CENTEX
                                                                    COMMON STOCK
NAME AND ADDRESS                                         -----------------------------------
OF BENEFICIAL HOLDER                                     NUMBER OF SHARES   PERCENT OF CLASS
--------------------                                     ----------------   ----------------
Sanford C. Bernstein & Co., Inc.(1)...................      2,953,404            4.96%
767 Fifth Avenue
New York, New York 10153

FMR Corp.(2)..........................................      5,835,416            9.80%
82 Devonshire Street
Boston, Massachusetts 02109

The Prudential Insurance Company......................      3,538,432            5.94%
    of America(3)
Prudential Plaza
Newark, New Jersey 07102-3777

-----------

    (1) Based solely upon information contained in the Schedule 13G/A of Sanford C. Bernstein & Co., Inc. ("Bernstein") filed with the SEC on February 4, 1998 with respect to Centex Common Stock owned as of December 31, 1997 (the "Bernstein 13G"). According to the Bernstein 13G, such number includes 1,512,792 shares over which Bernstein had the sole power to direct the vote, 388,280 shares over which Bernstein had shared voting power (reflects Bernstein clients who have appointed an independent voting agent with instructions to vote shares in the same manner as Bernstein) and 2,953,404 shares over which Bernstein had sole dispositive power.

    (2) Based solely upon information contained in the Schedule 13G/A (Amendment No. 11) of FMR Corp. filed with the SEC on February 14, 1998 with respect to Centex Common Stock owned as of December 31, 1997 (the "FMR 13G"). According to the FMR 13G, such number includes 128,636 shares over which FMR Corp. had the sole power to vote or direct the vote and 5,835,416 shares over which FMR Corp. had sole dispositive power.

    (3) Based solely upon information contained in the Schedule 13G/A (Amendment No. 3) of The Prudential Insurance Company of America ("Prudential") filed with the SEC on February 10, 1998 with respect to Centex Common Stock owned as of December 31, 1997 (the "Prudential 13G"). According to the Prudential 13G, such number includes 396,400 shares over which Prudential had sole voting or dispositive power,

         3,065,632 shares over which Prudential had shared voting power and 3,142,032 shares over which Prudential had shared dispositive power. According to the Prudential 13G, Prudential holds 25,400 shares of Centex Common Stock for the benefit of its general account. Prudential holds the remaining shares for the benefit of its clients.

ITEM 1.     ELECTION OF DIRECTORS

    Centex's By-laws provide for the division of the Board of Directors into three classes with the directors in each class to hold office for a staggered term of three years each. Each class of directors is to consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Presently, there are three directors in the class whose term expires at the 1998 annual meeting, three directors in the class whose term expires at the 1999 annual meeting and three directors in the class whose term expires at the 2000 annual meeting. At the 1998 annual meeting, three directors are to be elected to serve until the 2001 annual meeting or until their successors are elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the outstanding shares of Centex Common Stock. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Centex proxy will be voted for the election of the three nominees for director named below, or if any of such nominees should become unavailable, which is not anticipated, for such substitute nominee as the Board of Directors shall designate. A plurality of votes cast at the annual meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such three nominees. The information appearing in the following table respecting the nominees for director and the continuing directors has been furnished to Centex by the respective nominees and directors.

NOMINEES FOR DIRECTORS

    The three persons named below are the Board's nominees for election as directors at the meeting for the class whose term expires at the 2001 annual meeting. The three nominees named below are currently directors of Centex. Messrs. Quinn and Stoffel were elected as directors by Centex Stockholders at the 1995 annual meeting of stockholders. Mr. Murchison was elected as director by the Centex Stockholders at the 1996 annual meeting of stockholders.

                                         POSITIONS AND OFFICES         DIRECTOR           BOARD COMMITTEE
           NAME AND AGE                      WITH CENTEX                SINCE                MEMBERSHIP
-----------------------------------  -------------------------------  ----------   --------------------------------
Clint W. Murchison, III, 51........              None(1)                 1979        Audit, Compensation & Stock
                                                                                                Option
David W. Quinn, 56.................    Vice Chairman of the Board        1989                 Executive
                                     and Chief Financial Officer(2)
Paul T. Stoffel, 64................              None(3)                 1968           Audit* & Stock Option


CONTINUING DIRECTORS

         All continuing directors listed below were elected by Centex Stockholders to terms expiring at the annual meetings to be held in 1999 and 2000.

CLASS WHOSE TERM EXPIRES AT
THE 1999 ANNUAL MEETING

                                          POSITIONS AND OFFICES        DIRECTOR            BOARD COMMITTEE
           NAME AND AGE                        WITH CENTEX              SINCE                 MEMBERSHIP
-----------------------------------  -------------------------------  ----------   --------------------------------
Alan B. Coleman, 69................              None(4)                 1979        Audit & Director Nominating

Juan L. Elek, 54...................              None(5)                 1995            Director Nominating

Paul R. Seegers, 68................              None(6)                 1963           Executive* & Director
                                                                                             Nominating*


CLASS WHOSE TERM EXPIRES AT
THE 2000 ANNUAL MEETING

                                          POSITIONS AND OFFICES        DIRECTOR            BOARD COMMITTEE
           NAME AND AGE                        WITH CENTEX              SINCE                 MEMBERSHIP
-----------------------------------  -------------------------------  ----------   --------------------------------
Dan W. Cook III, 63................              None(7)                 1993               Compensation*

Laurence E. Hirsch, 52.............     Chairman of the Board and        1985                 Executive
                                       Chief Executive Officer(8)

Charles H. Pistor, 67..............              None(9)                 1987        Compensation, Stock Option*
                                                                                        & Director Nominating

--------------

* Chairman of the Committee

      (1) Mr. Murchison is engaged in private real estate development and other investments as his principal business.

      (2) Mr. Quinn was elected Vice Chairman of the Board of Centex in May 1996 and has been Chief Financial Officer of Centex since February 1987. Mr. Quinn served as Executive Vice President of Centex from February 1987 until his election as Vice Chairman of the Board of Centex in May 1996. Mr. Quinn served as a director and Chairman of the Board of Centex's former banking subsidiary, Texas Trust Savings Bank, FSB, from December 1988 until December 1994. Mr. Quinn is also a director of Centex Construction Products, Inc. and Elcor Corporation.

      (3) Mr. Stoffel is Chairman of Paul Stoffel Capital Corporation, actively engaged in both public and private investments, as his principal business. Mr. Stoffel was formerly a Managing Director of Paine Webber, Inc. Investment Banking. He is also a director of BRC Holdings, Inc.

      (4) Dr. Coleman has been Caruth Professor of Financial Management Emeritus at Southern Methodist University ("SMU") since November 1988. Prior thereto, Dr. Coleman served as Dean of the Business School of SMU from 1975 to 1981 and President of Southwestern Graduate School of Banking Foundation of SMU from 1981 to 1988.

      (5) Mr. Elek is founder and Co-Chairman of the Mexican investment banking firm of Elek, Moreno Valle y Associados, where he has served since 1984. From 1978 through 1984, Mr. Elek held various positions with Banamex Financial Group, including Adjoining Managing Director and Head of International Banking.

      (6) Mr. Seegers has been Chairman of the Executive Committee of Centex since July 1987. Mr. Seegers also held the office of the Chairman of the Board of Centex from July 1985 through July 1991, and the office of Chief Executive Officer from July 1985 through July 1988, Co-Chief Executive Officer from July 1978 through July 1985, and various other Centex executive offices since 1961. Mr. Seegers is also a director of FIRST PLUS Financial Group, Inc. and Oryx Energy Company.

      (7) Mr. Cook is engaged in private investments as his principal business. Mr. Cook was a general partner in the investment banking firm of Goldman, Sachs & Co. from 1977 until 1992, and has been a limited partner of The Goldman Sachs Group, L.P. since then. Mr. Cook is also a director of Brinker International, Inc.

      (8) Mr. Hirsch has served as Chief Executive Officer of Centex since July 1988 and as Chairman of the Board since July 1991, and he served as President from March 1985 to July 1991. Mr. Hirsch is also a member of the Board of Directors of Centex Construction Products, Inc., an affiliate of Centex (Chairman of such Board from January 1994 until December 31, 1997), a director of Commercial Metals Corporation and Envoy Corporation, and serves as an advisory director of Heidelberger Zement AG and as a trustee of Blackrock Assets Investors, a registered investment company.

      (9) Mr. Pistor was Vice Chair and Trustee of Southern Methodist University from October 1991 until his retirement in 1995. Mr. Pistor served as Chairman of the Board and Chief Executive Officer of NorthPark National Bank of Dallas from April 1988 to June 1990. Prior thereto, Mr. Pistor served as Vice Chairman of First RepublicBank Corporation from June 1987 and the Chairman of the Board and Chief Executive Officer of First RepublicBank Dallas, N.A. from April 1980 until his retirement in April 1988. Mr. Pistor also serves as a director of AMR Corporation, FORTUNE Brands, Inc., Oryx Energy Company and Zale Corporation.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

      During Centex's fiscal year ended March 31, 1998, the Board of Directors held five regularly scheduled meetings. During such fiscal year each director, other than Juan L. Elek, attended 75% or more of the meetings of the Board and the Board committees on which he served.

     Board members who are not employees of Centex or any of its subsidiaries received a retainer of $30,000 for fiscal year 1998. All board members are eligible to receive stock option grants and are reimbursed for reasonable expenses of attending meetings. Each director participates in the 1997 Stock Option Program described in further detail under "Report of Compensation Committee and Stock Option Committee on Executive Compensation -- Long- term Compensation" on pages 13, 14 and 15 Each non-employee director's potential annual option award (which is based 100% upon the achievement of specified return on shareholders' equity goals) is 20,000 shares of Centex Common Stock (and, in some cases, up to 24,000 shares). On April 1, 1998, each non-employee director was granted an option to purchase 24,000 shares of Centex Common Stock under the 1997 Stock Option Program at an exercise price of $38.6875 per share and received a performance bonus in the amount of $9.9375 per option share granted. See "Report of Compensation Committee and Stock Option Committee on Executive Compensation -- Long-term Compensation" on pages 13, 14 and 15.

      The Board of Directors has an Audit Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which reviews the functions of Centex's management and independent auditors pertaining to Centex's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During the last fiscal year, the Audit Committee met two times. All of the members attended both meetings. Audit Committee members are paid a fee of $1,500 per year.

      The Board has a Compensation Committee, composed of directors who are not employees of Centex or any of its subsidiaries, which recommends to the Board the base salaries and incentive bonuses of the executive officers of Centex. During the last fiscal year, the Compensation Committee held one meeting which was attended by all members. Compensation Committee members are paid a fee of $1,500 per year.

      The Board has a Director Nominating Committee which is responsible for nominating individuals for consideration as directors of Centex. The Director Nominating Committee will consider nominees recommended by Centex Stockholders in a letter addressed to the Secretary at the executive offices of Centex in Dallas, Texas and setting forth the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, a representation that the stockholder is a holder of record of stock of Centex entitled to vote at the Annual Meeting of Stockholders and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the letter, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors, and the consent of each nominee to serve as a director of Centex if so elected. Any such letter must be received by Centex not later than April 24, 1999 for consideration at the 1999 annual meeting. During the last fiscal year, the Director Nominating Committee held one meeting which was attended by all members. Each member of the Director Nominating Committee who is not an employee of Centex or any of its subsidiaries receives a fee of $1,500 per year for serving on the committee.

      The Board has a Stock Option Committee, composed of directors who are "non-employee directors" as defined by Rule 16b-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, which administers the Centex Corporation Stock Option Plan, the Centex Corporation 1987 Stock Option Plan (the "1987 Plan") and the Centex Corporation 1998 Stock Option Plan (the "1998 Plan"). The Stock Option Committee is authorized to grant options to acquire Centex Common Stock and to grant awards of restricted stock under the 1987 Plan and the 1998 Plan. During the last fiscal year, the Stock Option Committee held three meetings which were attended by all members. In addition, the Stock Option Committee acted by unanimous consent in lieu of meeting eleven times during fiscal year 1998. Stock Option Committee members are paid a fee of $1,500 per year.

      Mr. Paul Seegers is paid $75,000 per year for his service as Chairman of the Executive Committee of the Board. As a former executive officer of Centex, Mr. Seegers continues to be eligible for and receives certain fringe benefits available to executives of Centex.

                             EXECUTIVE COMPENSATION

      The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of Centex and the three other most highly compensated executive officers of Centex. During fiscal year 1998, William J Gillilan III resigned as Chairman of the Centex Housing Group, leaving one vacancy in the Company's slate of executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                                                        ---------------------
                                                   ANNUAL COMPENSATION                        AWARDS
                                      -----------------------------------------------   ---------------------
             NAME AND                 FISCAL                                            SECURITIES UNDERLYING      ALL OTHER
        PRINCIPAL POSITION             YEAR            SALARY ($)        BONUS ($)(1)      OPTIONS/SARS (#)     COMPENSATION ($)(2)
       --------------------           ------           ----------        ------------   ---------------------   -------------------
Laurence E. Hirsch,                    1998             $575,000          $1,200,000         216,000(3)             $57,398
  Chairman of the Board                1997              550,000             800,000         213,300                 54,905
  and Chief Executive Officer          1996              530,000             400,000              --                 52,904

David W. Quinn,                        1998             $450,000          $1,000,000         168,000(3)             $44,878
  Vice Chairman of the Board           1997              425,000             650,000         165,900                 42,384
  and Chief Financial Officer          1996              335,000             500,000         200,000                 33,384

William J Gillilan III,(4)             1998             $318,750           $      --              --               $132,250
  Chairman Emeritus, Centex            1997              402,000             500,000          59,250                 40,212
  Housing Group                        1996              386,500              50,000              --                 38,652

Timothy R. Eller,                      1998             $390,000            $892,440         160,000(3)             $39,016
  President and Chief                  1997              350,000             548,000          60,000                 35,022
  Executive Officer of Centex          1996              340,000             175,000              --                 34,012
  Real Estate Corporation

Raymond G. Smerge,                     1998             $275,000            $450,000          72,000(3)             $27,555
  Executive Vice President,            1997              232,500             375,000          71,100                 23,311
  Chief Legal Officer and              1996              222,500             160,000              --                 22,311
  Secretary

----------

    (1) Cash bonuses for services rendered in fiscal years 1998, 1997 and 1996 have been listed in the year earned, but were actually paid in the following fiscal year.

    (2) The compensation reported represents Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing Plan and contributions to the account of the recipient pursuant to the Supplemental Executive Retirement Plan of Centex (the "SERP"), an unfunded, non-qualified plan for certain executives of Centex (see "Report of Compensation Committee and Stock Option Committee on Executive Compensation"). All of such amounts are fully vested in the recipient. The compensation for the named executive officers for fiscal years 1998, 1997 and 1996, respectively, includes contributions accrued pursuant to the SERP in the following amounts: Mr. Hirsch -- $41,500, $40,000 and $38,004; Mr. Quinn -- $29,000, $27,500 and $18,500; Mr.
         Gillilan -- $0, $25,200 and $23,650; Mr. Eller -- $23,000, $20,000 and
         $19,000; and Mr. Smerge -- $11,500, $8,250 and $7,250. The remaining amounts shown represent contributions to the Profit Sharing Plan. Amounts shown for Mr. Gillilan for fiscal year 1998 represent salary and consulting fees paid to him after his resignation on December 31, 1997. See "Certain Transactions" on page 16.

    (3) Options were granted effective April 1, 1998, but are included for fiscal year 1998 because the grants were related to performance goals achieved for fiscal year 1998. Option grants shown for fiscal years 1997 and 1996 have been adjusted to give effect to the two-for-one split of Centex Common Stock effected on March 2, 1998.

    (4) Mr. Gillilan resigned as Chairman of the Centex Housing Group effective December 31, 1997. While no longer employed by Centex, he continues to serve as a consultant and in the honorary capacity specified above. See "Certain Transactions" on page 16.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)(2)

                                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                                       AT ASSUMED ANNUAL RATES OF
                                                                                                        STOCK PRICE APPRECIATION
                                               INDIVIDUAL GRANTS                                            FOR OPTION TERM
----------------------------------------------------------------------------------------------       ----------------------------
                               NUMBER OF           % OF TOTAL
                              SECURITIES          OPTIONS/SARS
                              UNDERLYING           GRANTED TO        EXERCISE
                             OPTIONS/SARS          EMPLOYEES           PRICE        EXPIRATION
          NAME                GRANTED (#)        IN FISCAL YEAR      ($/SH)(3)         DATE            5%($)           10%($)
          ----               -------------      ---------------     -----------       ------         ----------      -----------
Laurence E. Hirsch             216,000               11.0%           $38.6875         4/01/08        $5,255,358      $13,318,109

David W. Quinn                 168,000                8.6%           $38.6875         4/01/08        $4,087,501      $10,358,529

Timothy R. Eller               160,000                8.1%           $38.6875         4/01/08        $3,892,858       $9,865,266

Raymond G. Smerge               72,000                3.7%           $38.6875         4/01/08        $1,751,786       $4,439,370

---------

    (1) Options were granted effective April 1, 1998, but are included for fiscal year 1998 because the grants were related to performance goals achieved for fiscal year 1998. Consequently, information regarding options granted effective April 1, 1997 relating to performance goals achieved for fiscal year 1997 (which were disclosed in Centex's 1997 proxy statement in the table for Option/SAR Grants in Last Fiscal Year) are not included.

    (2) Amounts set forth in the table reflect the number and value of shares and options only, as Centex has issued no stock appreciation rights ("SARs").

    (3) These options were granted "at market" on the date of grant under the 1987 Plan and are exercisable 20% on the date of the grant and 20% on the four following anniversary dates of the grant. Each named executive officer received the grant of a performance bonus in connection with the April 1, 1998 grants described above in the amount of $9.9375 per option share, which is payable whenever and to the extent that the recipient exercises the stock option.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                              OPTION/SAR VALUES(1)

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED IN-THE-
                                SHARES                                 OPTIONS/SARS                 MONEY OPTIONS/SARS AT FY-
                               ACQUIRED           VALUE              AT FY-END (#)(2):                   END ($)(2)(3):
                                  ON             REALIZED      -------------------------------    --------------------------------
          NAME                EXERCISE (#)        ($)(4)       EXERCISABLE       UNEXERCISABLE    EXERCISABLE(5)  UNEXERCISABLE(6)
          ----               ------------       ----------     -----------       -------------    --------------  ----------------
Laurence E.  Hirsch                   --        $       --       368,520(7)         300,780        $ 9,984,346        $4,484,768

David W.  Quinn                   40,000           968,750       419,960            233,940         10,511,436         3,488,152

William J Gillilan III(8)        266,204         4,624,375            --                 --                 --                --

Timothy R. Eller                  75,000         1,719,231       163,400            164,000          4,287,226         2,050,500

Raymond G.  Smerge                 6,000           177,000        52,840            100,260          1,079,366         1,494,922

---------

    (1) Amounts set forth in the table reflect the number and value of shares and options only, as Centex has issued no SARs.

    (2) Includes options which vested or were granted on April 1, 1998 based upon the achievement of performance goals for fiscal year 1998. See "Option/SAR Grants in Last Fiscal Year" on page 11.

    (3) Represents the difference between the closing price of Centex Common Stock on March 31, 1998 of $38.375 per share and the exercise price of such options and includes maximum cash bonuses payable in connection with the exercise of such options at the time of exercise as described in footnotes 5 and 6 below.

    (4) Includes cash bonuses paid to the following executives upon the exercise of certain stock options: Mr. Quinn -- $68,750; Mr. Gillilan -- $667,638; Mr. Eller -- $181,477; and Mr. Smerge -- $13,875.

    (5) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Hirsch -- $1,053,623; Mr. Quinn -- $665,318; Mr. Eller -- $585,863;
         and Mr. Smerge -- $189,333.

    (6) Amounts include the following maximum cash bonuses payable in connection with the exercise of stock options at the time of exercise:
         Mr. Hirsch -- $1,821,184; Mr. Quinn -- $1,416,476; Mr. Eller --
         $1,301,250; and Mr. Smerge -- $607,061.

    (7) Does not include 400,000 shares of Centex Common Stock issuable to Mr. Hirsch upon conversion of a Centex debenture in the principal amount of $2,100,000 (see "Certain Transactions").

    (8) Mr. Gillilan resigned as Chairman of the Centex Housing Group effective December 31, 1997. While no longer employed by Centex, he continues to serve as a consultant and in the honorary capacity specified in the Summary Compensation Table on page 10. See "Certain Transactions" on page 16.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    During the last fiscal year the Compensation Committee was composed of Mr. Cook (as Chairman), Mr. Murchison and Mr. Pistor, and the Stock Option Committee was composed of Mr. Pistor (as Chairman), Mr. Murchison and Mr. Stoffel. Mr. Cook is a limited partner of Goldman, Sachs & Co. which provided financial advisory services to Centex in fiscal year 1998. See "Certain Transactions".

REPORT OF COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board provides advice and recommendations to the Board of Directors concerning the salaries and bonuses of the executive officers of Centex. The Board of Directors approves those salaries and bonuses. The Stock Option Committee of the Board administers the stock option plans and is authorized under such plans to grant options to directors, officers and other key employees of Centex and its subsidiaries. However, the 1998 Plan specifically excludes any person who is an officer or director of Centex, any "officer" of Centex as defined by Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, and any "covered employee" of Centex as defined by Section 162(m)(3) of the Internal Revenue Code. Each of these committees is comprised of three independent, non-employee directors. This report describes the policies and principles which shape the structure of Centex's executive compensation program.

    Centex's executive compensation program is structured to achieve the following objectives:

    - to attract, retain and motivate highly qualified, energetic and talented executives;

    - to create an incentive to increase stockholder returns by establishing a direct and substantial link between individual compensation and certain financial measures which have a direct effect on stockholder values; and

    - to create substantial long-term compensation opportunities for individual executive officers based not only on long-term corporate performance but also on sustained long-term individual performance.

    To achieve its compensation objectives, Centex has structured an executive compensation program using a combination of short-term and long-term elements:
(i) annual salary, (ii) annual bonus, and (iii) long-term incentive compensation in the form of stock options and, in some cases, contingent performance bonuses. In addition, the executive officers of Centex are eligible to receive other benefits such as medical benefits and Profit Sharing Plan contributions which are generally available to employees of Centex and contributions under Centex's SERP which are accrued for the named executive officers and certain other Centex executives.

    In structuring the specific components of executive compensation, Centex is guided by the following principles:

    - annual compensation should be set within reasonable ranges of the annual compensation for similar positions with similarly-sized and types of companies which engage in one or more of the principal businesses in which Centex engages;

    - bonus payments should vary with the individual's performance and Centex's financial performance; and

    - a significant portion of compensation should be in the form of long-term incentive compensation which aligns the interests of executives with those of the stockholders and which creates rewards for long-term sustained company performance and the achievement of Centex's strategic objectives.

    Base Salary

    The Compensation Committee is responsible for recommending the base salary levels for the named executive officers. In developing salary amounts for fiscal year 1998, the Compensation Committee reviewed the salaries for similar positions in similarly-sized companies which engage in one or more of the principal businesses of Centex: homebuilding, mortgage banking, contracting and construction services and building materials. Included within the survey were those companies (other than Centex) which comprise the S&P Home Building Index in the Cumulative

Total Stockholder Return graph on page 15. The Compensation Committee confirmed that the base salaries of the named executives were consistent with its objective of setting base salaries within reasonable ranges for similar positions in competitive companies. In setting base salary levels, the Compensation Committee also considers the executive's experience level and potential for significant contributions to Centex's profitability.

    Incentive Bonus

    The Compensation Committee is also responsible for developing recommendations for the incentive bonuses awarded to the named executives at the end of each fiscal year. The annual incentive bonus program for the executive officers has been structured to create financial incentives and rewards which are directly related to corporate performance during the fiscal year. In particular, the Compensation Committee weighs heavily certain financial measurements that are directly related to stockholder returns such as net earnings, earnings growth, return on equity and other factors. The Compensation Committee also considers the contribution of each individual executive officer to Centex's performance and to its strategic position. Mr. Eller's bonus is directly tied to Centex Homes' operating margin and return on average net assets.

    Long-term Compensation

    A key component of Centex's long term compensation program is the grant of stock options. During fiscal year 1997, the Stock Option Committee adopted a three year program (the "1997 Stock Option Program") designed to provide incentive to the participants under such program, which includes each named executive officer and director of Centex, to focus on maximizing Centex's return to shareholders and to properly plan and prepare for Centex's future. Under the program, options are to be granted to participants as of April 1, 1997, 1998 and 1999 if in the preceding fiscal year Centex achieved specified objective performance goals and the individual participant achieved specified subjective performance goals. Each individual participant is allocated a potential number of shares, a percentage of which may be granted if the objective and subjective performance goals are met. Under the program, the objective portion constitutes at least 75% of each participant's potential award (the "Potential Objective Award") and is based upon Centex's return on shareholders' equity. Options will be granted under the objective portion of the program only if Centex's return on shareholders' equity is at least 12%. The Potential Objective Award ranges from 35% of a participant's Potential Objective Award (if Centex's return on shareholders' equity is 12%) to 120% of a participant's Potential Objective Award (if Centex's return on shareholders' equity equals or exceeds 17%). Once granted, options vest 20% on the date of grant and 20% on each of the following four anniversary dates of the grant. The potential annual option award for each named executive officer is as follows: Mr. Hirsch -- 180,000; Mr. Quinn -- 140,000; and Mr. Smerge -- 60,000. As an employee of Centex Homes, Mr. Eller participates in Centex Homes incentive program, which is similar in structure, but bases option grants upon the achievement of margin and return on net asset goals. For information regarding the grant of options based upon Centex's fiscal year 1998 performance, see "Option/SAR Grants in Last Fiscal Year" on page 11. The Stock Option and Compensation Committees believe that this program properly aligns the interests of Centex's officers and managers with the interests of the stockholders by linking all of their long-term compensation with goals that have a direct and positive effect on stockholder value. Since fiscal year 1992, all of the stock options granted by the Stock Option Committee to its named executive officers were granted under performance programs.

    Centex has also granted contingent performance bonuses to certain of its officers and key employees. Generally, these bonuses vest at the same time and in the same proportion as the performance stock options' specific performance goals are achieved and are disclosed with respect to each named executive officer in the footnotes to the "Aggregated Option/SAR Exercises in the Last Fiscal Year and Fiscal Year-End Option/SAR Values" on page 12. The vested amounts of most performance bonuses are payable whenever and to the extent that a recipient exercises options which have vested by the achievement of performance goals. Each named executive officer received the grant of a performance bonus in connection with the April 1, 1998 grants described above in the amount of $9.9375 per option share, which is payable whenever and to the extent that the recipient exercises the stock option.

    In fiscal year 1995, the Centex Board approved the SERP for certain employees participating in the Profit Sharing Plan. Pursuant to the Code, the Internal Revenue Service sets a limit (currently $160,000) on the amount of annual compensation which may be considered in determining, for the account of an eligible participant, Centex's contribution to the Profit Sharing Plan. The SERP was established to eliminate the adverse treatment higher salaried employees receive under such rule by funding balances for each participant in an amount equal to the additional contribution which he or she would have received under the Profit Sharing Plan had 100% of his or her annual salary been eligible for a profit sharing contribution. Contributions accrued under the SERP for the benefit of the named executive officers vest under the same terms and conditions as the Profit Sharing Plan. Bonuses paid to participants are not included in making calculations for contributions made or accrued to recipients' accounts under either the Profit Sharing Plan or the SERP.

    In accordance with recently enacted Federal income tax legislation, beginning in 1994, the Internal Revenue Service limited the deductibility for Federal income tax purposes of certain executive compensation payments in excess of $1 million. During fiscal year 1998, the salary and bonus for Mr. Hirsch, Mr. Quinn and Mr. Eller exceeded such limitation. The Company is evaluating various alternatives to minimize the future impact of this limitation and will take appropriate action as it determines to be advisable.

    CEO Compensation

    The Chief Executive Officer of Centex participates in the same compensation programs as the other executive officers with each component of his compensation determined by the Compensation Committee according to the same criteria. The base salary and bonus of the Chief Executive Officer in effect for fiscal year 1998 were approximately 4.5% and 50%, respectively, higher than fiscal 1997, reflecting the significant improvement in Centex's operating results -- achieving record net earnings over $144 million, 36% over last year -- as well as adding $1.25 billion to stockholder value and his leadership in developing and implementing Centex's strategic and long term planning.

COMPENSATION COMMITTEE                              STOCK OPTION COMMITTEE
----------------------                              ----------------------

Dan W. Cook III, Chairman                           Charles H. Pistor, Chairman
Clint W. Murchison, III                             Clint W. Murchison, III
Charles H. Pistor                                   Paul T. Stoffel

PERFORMANCE GRAPH

    The following graph compares the yearly change in the cumulative total stockholder return on Centex Common Stock during the five fiscal years ended March 31, 1998 with the S&P 500 Index and the S&P Home Building Index. The comparison assumes $100 was invested on March 31, 1993 in Centex Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends.

            COMPARATIVE FIVE YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN

                               CENTEX CORPORATION

                          1993    1994    1995    1996    1997    1998
                          ----    ----    ----    ----    ----    ----
Centex Corporation        $100    $ 98    $ 78    $100    $114    $249

S & P 500 Index           $100    $101    $117    $155    $186    $275

S & P HB Index            $100    $105    $ 79    $ 99    $ 96    $194

SECTION 16(a) COMPLIANCE

    Section 16(a) of the Exchange Act requires Centex directors and executive officers, and persons who beneficially own more than 10% of a registered class of Centex's equity securities, to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by SEC regulations to furnish Centex with copies of all Section 16(a) forms they file with the SEC.

    Based solely on its review of the copies of such forms received by it with respect to fiscal year 1998, or written representations from certain reporting persons, Centex believes that all filing requirements required by Section 16(a) for fiscal year 1998 applicable to its directors, executive officers and persons who beneficially own more than 10% of a registered class of Centex's equity securities have been complied with other than John Egeland, a former executive officer of Centex, who failed to file a Form 5 for fiscal year 1998. Centex has no reason to believe that Mr. Egeland had any transactions that required reporting under Section 16.

                              CERTAIN TRANSACTIONS

    In 1991, the Centex Board of Directors also approved executive employment agreements with Messrs. Hirsch, Gillilan and Quinn. Each of these agreements provides for a term which at all times has a remainder of two years, for discretionary bonuses and certain other fringe benefits and for the payment of two years base salary from the date of termination if the executive's employment is terminated for any reason other than cause or if the executive voluntarily resigns within two years after the occurrence of a change in control of Centex. These agreements further provide for the following minimum annual base salaries, commencing April 1, 1998: Mr. Hirsch -- $650,000 and Mr. Quinn -- $550,000. Mr. Gillilan resigned from his employment by the Company effective December 31, 1997. As a result, Mr. Gillilan and Centex entered into a Termination of Employment and Consulting Agreement pursuant to which Centex agreed to pay Mr. Gillilan's last regular salary through December 31, 1999 as provided by Mr. Gillilan's employment agreement described above and Mr. Gillilan agreed to be available from time to time to provide consulting services to Centex for an additional consulting fee.

    In May 1985, Centex approved the issuance and sale to Mr. Hirsch of a Centex debenture in the principal amount of $2,100,000. The debenture was to mature in March 1995. During such month, Centex and Mr. Hirsch amended the terms of the debenture to extend its maturity date from March 1995 to March 2000. The debenture bears interest at a fluctuating rate equal to the lesser of the rate of interest on the bank loan described below or the highest lawful rate that Centex may pay. The debenture is subordinated to all senior debt of Centex and is convertible into 400,000 shares of Centex Common Stock at a price of $5.25 per share (the closing price of a share of Centex Common Stock on the New York Stock Exchange on May 6, 1985, as adjusted for the two-for-one stock splits of Centex Common Stock effected in August 1992 and March 1998). Centex guaranteed a bank loan made to Mr. Hirsch in an amount necessary to purchase the debenture. The loan term is for as long as the debenture remains outstanding. The note evidencing Mr. Hirsch's indebtedness made under this bank loan permits Mr. Hirsch to elect an interest rate from time to time equal to either the prime rate of NationsBank of Texas, N.A. or the London Interbank Offered Rate plus
1 1/2%.

    Goldman, Sachs & Co. provided certain financial advisory services to Centex during fiscal year 1998. Mr. Dan W. Cook III, a director of Centex, is a limited partner of The Goldman Sachs Group L.P.

    Centex International, Inc. ("CII") owns a 30% interest in a Mexican corporation, Inverloma S. de R.L. de C.V. ("Inverloma"), which was organized in 1996 to acquire and develop approximately 70 acres of land in Mexico City, Mexico. Whitecourt Investments, Ltd., predecessor in interest to Promotora Fincasa, S.A. ("Promotora"), which is owned 27% by Juan L. Elek, a director of Centex, owns 20% of Inverloma. The consideration paid by 900 Development Corporation, predecessor in interest to CII, and Promotora for their respective ownership interests corresponded to such party's ownership interest in Inverloma and was paid in the same form.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP acted as Centex's independent public accountants for the fiscal year ended March 31, 1998 and has served as Centex's independent public accountants since 1971. Centex's independent public accountants are selected annually by the Board of Directors at its meeting held immediately following the Annual Meeting of Stockholders. It is anticipated that the Board of Directors will select Arthur Andersen LLP as Centex's independent public accountants for the current year.

    Representatives of Arthur Andersen LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

    Centex's 1999 Annual Meeting of Stockholders is scheduled to be held on July 22, 1999. In order to be considered for inclusion in Centex's proxy material for that meeting, stockholder proposals must be received at Centex's executive offices, addressed to the attention of the Secretary, not later than February 25, 1999.

                                    FORM 10-K

    STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF CENTEX'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1998, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST TO CENTEX CORPORATION,
ATTENTION: RAYMOND G. SMERGE, SECRETARY, 2728 N. HARWOOD, DALLAS, TEXAS 75201,
(214) 981-5000.


                                           By Order of the Board of Directors


                                                 RAYMOND G. SMERGE
                                          Executive Vice President, Chief Legal
                                               Officer and Secretary
Dallas, Texas
June 25, 1998

                            3333 HOLDING CORPORATION
                                 2728 N. HARWOOD
                               DALLAS, TEXAS 75201


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 23, 1998

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of 3333 Holding Corporation, a Nevada corporation ("Holding"), will be held in the auditorium of the Dallas Museum of Art, 1717 North Harwood in the City of Dallas, Texas, on Thursday, July 23, 1998, at 10:00 A.M. (C.D.T.) for the following purposes:

    1. To elect a Board of three directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on May 29, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

    You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you are urged to promptly sign, date and mail the accompanying form of Holding proxy, so that your Holding shares may be represented and voted at the meeting. Your Holding proxy will be returned to you if you should attend the meeting and request such return.


                                             By Order of the Board of Directors


                                                    RAYMOND G. SMERGE
                                                        Secretary

Dallas, Texas
June 25, 1998


    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                            3333 HOLDING CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 23, 1998

                                  INTRODUCTION

    The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of 3333 Holding Corporation, a Nevada corporation ("Holding"), for use at the Annual Meeting of Stockholders of Holding to be held on July 23, 1998, and at any adjournment thereof. The mailing address of the executive offices of Holding is 2728 N. Harwood, Dallas, Texas 75201. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 25, 1998.

PURPOSES OF THE MEETING

    At the meeting, action will be taken upon the following matters:

         (1) Election of a Board of three directors, each to hold office until the next Annual Meeting of Stockholders or until his successor shall have been elected and qualified.

         (2) Such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of Holding does not know of any matter that may be acted upon at the meeting other than the matter set forth in item (1) above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS OF HOLDING RECOMMENDS A VOTE FOR ELECTION OF THE THREE NOMINEES FOR DIRECTOR OF HOLDING NAMED IN THE ACCOMPANYING HOLDING PROXY.


                                TANDEM SECURITIES

    On November 30, 1987, Centex Corporation, a Nevada corporation ("Centex"), distributed as a dividend to its stockholders (through a nominee, the "Nominee") all of the 1,000 issued and outstanding shares of Holding common stock, par value $ .01 per share ("Holding Common Stock"), and all of the 900 issued and outstanding warrants (the "Stockholder Warrants") to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership ("CDC"). 3333 Development Corporation, a Nevada corporation and a wholly-owned subsidiary of Holding ("Development"), is the general partner of CDC.

    The Nominee holds the Stockholder Warrants and shares of Holding Common Stock on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share ("Centex Common Stock"), of Centex ("Centex Stockholders"). Each Centex Stockholder owns a beneficial interest in the Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder's beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder's Centex Common Stock, and is currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's

Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the "Nominee Agreement") among Centex, Holding, CDC and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

    PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARDS OF DIRECTORS OF 3333 HOLDING CORPORATION AND CENTEX CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS.

                             RECORD DATE AND VOTING

    The record date for the determination of stockholders entitled to notice of and to vote at the meeting is the close of business on May 29, 1998. On the record date, the issued and outstanding capital stock of Holding entitled to vote at the meeting consisted of 1,000 shares of Holding Common Stock. See "Tandem Securities".

    Each share of Holding Common Stock is entitled to one vote upon the election of directors and each other matter that may be properly brought before the meeting or any adjournment thereof. Neither the Articles of Incorporation nor the By-laws of Holding provide for cumulative voting rights. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Holding Common Stock is necessary to constitute a quorum.

    Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the proxy card is signed and returned without any direction given, the shares will be voted for election of the directors named in the proxy. The Board of Directors does not intend to present, and has no information that others will present, any business at the meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Holding. However, if other matters requiring the vote of stockholders come before the meeting, it is the intention of the persons named in the accompanying form of Holding proxy to vote the proxies held by them in accordance with their best judgment in such matters. Any stockholder of Holding has the unconditional right to revoke his or her Holding proxy at any time prior to the voting thereof by submitting a later dated proxy, attending the meeting and voting in person or by written notice to Holding addressed to Raymond G. Smerge, Secretary, 3333 Holding Corporation, 2728 N. Harwood, Dallas, Texas 75201; however, no such revocation shall be effective until such notice of revocation has been received by Holding at or prior to the meeting.

    The cost of solicitation of proxies for the meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone and/or telegraph by officers of Holding or by officers and other employees of Centex, who will receive no additional compensation therefor. See "Executive Compensation". To aid in the solicitation of proxies, the firm of Georgeson & Company Inc. has been retained by Centex and will be paid by Centex a fee of approximately $8,500 plus out-of-pocket expenses. See "Tandem Securities". Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information as of May 29, 1998 with respect to the beneficial ownership of the equity securities of Holding by each director, nominee for election to the Board of Directors and executive officer named in the Summary Compensation Table under "Executive Compensation", individually itemized, all directors and officers of Holding as a group, and any person known to Holding to be the beneficial owner of more than 5% of any class of Holding's voting securities. Except as otherwise indicated, all Holding Common Stock is owned directly, and the owner thereof has the sole voting and investment power with respect thereto.

                                              NUMBER OF SHARES
                                                OF HOLDING
                                               COMMON STOCK             PERCENT
    NAME OF BENEFICIAL OWNER*               BENEFICIALLY OWNED(1)     OF CLASS(1)
    -------------------------               ---------------------     -----------
J. Stephen Bilheimer .........................        --                  *

Richard C. Decker ............................        --                  *

Josiah O. Low, III ...........................        --                  *

David M. Sherer ..............................        --                  *

All directors and executive officers
   as a group (5 persons) ....................        --                  *

Centex Corporation(2) ........................       100                9.10%
2728 North Harwood
Dallas, Texas 75201

Sanford C. Bernstein & Co., Inc.(3) ..........        50                4.96%
767 Fifth Avenue
New York, New York 10153

FMR Corp.(4) .................................        98                9.80%
82 Devonshire Street
Boston, Massachusetts 02109

The Prudential Insurance Company of ..........        59                5.94%
   America(5)
Prudential Plaza
Newark, New Jersey 07102-3777

----------

*  Less than 1%.

    (1) Record title to the Holding Common Stock is held by the Nominee for the benefit of Centex Stockholders pursuant to the Nominee Agreement. See "Tandem Securities". However, the Nominee has no power to vote (absent instruction) or to direct the investment of the Holding Common Stock. The number of shares of Holding Common Stock listed as being beneficially owned has been rounded to the nearest whole share.

    (2) Centex owns beneficially and of record warrants (the "Centex Holding Stock Warrants") to purchase 100 shares of Holding Common Stock (subject to an adjustment) at an exercise price of $800 per share (subject to adjustment). The shares of Holding Common Stock, which may be acquired upon the exercise of the Centex Holding Stock Warrants as of the date when the Stockholder Warrants become exercisable, which date Centex may indirectly determine in its discretion, are not outstanding but are included as "beneficially owned" pursuant to the rules and regulations of the Securities and Exchange Commission. However, it has been assumed in connection with the disclosure of such beneficial ownership that (i) the Centex Holding Stock Warrants are not subdivided or combined and (ii) the Holding Common Stock is not subdivided and a stock dividend or stock split with respect to the Holding Common Stock has not occurred, prior to the exercise of the Centex Holding Stock Warrants.

    (3) Based solely upon information contained in the Schedule 13G/A of Sanford C. Bernstein & Co., Inc. ("Bernstein") filed with the SEC on February 4, 1998 with respect to Centex Common Stock owned as of December 31, 1997 (the "Bernstein 13G") . According to the Bernstein 13G, such number includes 1,512,792 shares (approximately 25.40 shares of Holding Common Stock) over which Bernstein had the sole power to direct the vote, 388,280 shares (approximately 6.52 shares of Holding Common Stock) over which Bernstein had shared voting power (reflects Bernstein clients who have appointed an independent voting agent with instructions to vote shares in the same manner as Bernstein) and 2,953,404 shares (approximately 49.59 shares of Holding Common Stock) over which Bernstein had sole dispositive power.

    (4) Based solely upon information contained in the Schedule 13G/A (Amendment No. 11) of FMR Corp. filed with the SEC on February 14, 1998 with respect to Centex Common Stock owned as of December 31, 1997 (the "FMR 13G"). According to the FMR 13G, such number includes 128,636 shares (approximately 2.16 shares of Holding Common Stock) over which FMR Corp. had the sole power to vote or direct the vote and 5,835,416 shares (approximately 97.98 shares of Holding Common Stock) over which FMR Corp. had sole dispositive power.

    (5) Based solely upon information contained in the Schedule 13G/A (Amendment No. 3) of The Prudential Insurance Company of America ("Prudential") filed with the SEC on February 10, 1998 with respect to Centex Common Stock owned as of December 31, 1997 (the "Prudential 13G"). According to the Prudential 13G, such number includes 396,400 shares (approximately 6.66 shares of Holding Common Stock) over which Prudential had sole voting or dispositive power, 3,065,632 shares (approximately 51.48 shares of Holding Common Stock) over which Prudential had shared voting power and 3,142,032 shares (approximately
         52.76 shares of Holding Common Stock) over which Prudential had shared dispositive power. According to the Prudential 13G, Prudential holds 25,400 shares (approximately .43 shares of Holding Common Stock) of Centex Common Stock for the benefit of its general account. Prudential holds the remaining shares for the benefit of its clients.


                              ELECTION OF DIRECTORS

    In accordance with the By-laws of Holding, the Board of Directors has established the number of directors to be elected at the meeting at three, which shall constitute the entire Board of Directors. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Holding proxy will be voted for the election of the three nominees for director named below or, if any of such nominees should become unavailable, which is not anticipated, for such substitute nominee as the Board of Directors shall designate. Each director will hold office until the next annual election of directors or until his successor shall have been elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the outstanding shares of Holding Common Stock. A plurality of votes cast at the annual meeting, in person or by proxy, is required to elect each nominee. The Board recommends that stockholders vote FOR the election of such nominees.

    The three persons named below are the Board's nominees for election as directors at the meeting. Mr. Decker, Mr. Low and Mr. Sherer are currently directors of Holding. Mr. Low and Mr. Sherer were elected as such by the stockholders at the 1997 Annual Meeting of Stockholders. Mr. Decker was elected director on June 10, 1998 by the Holding directors to fill the vacancy created by a temporary increase (until the 1998 Annual Meeting of Stockholders) in the number of directors of Holding to four. J. Stephen Bilheimer has elected not to stand for election as director at the 1998 Annual Meeting of Stockholders. The information appearing in the following table respecting the nominees for director has been furnished to Holding by the respective nominees.

                                                      POSITIONS AND                                        BOARD
                                                       OFFICES WITH                DIRECTOR              COMMITTEE
                NAME AND AGE                             HOLDING                    SINCE                MEMBERSHIP
               --------------                           ---------                  -------               ----------
Richard C. Decker, 45........................      President and Chief               1998                   --
                                                   Executive Officer(1)

Josiah O. Low, III, 59.......................            None(2)                     1987                  Audit

David M. Sherer, 61..........................            None(3)                     1987                  Audit

-------

    (1) Mr. Decker has been President and Chief Executive Officer of Holding and President and Chief Executive Officer of Development, the general partner of CDC, since April 1, 1998. Mr. Decker has also been a director and officer of various Centex subsidiaries engaged in real estate development since July 1996. Mr. Decker is also a director of Development. Prior thereto, Mr. Decker was a partner with Dallas-based Trammell Crow Company, a commercial real estate development firm for fifteen years, and served as Principal from 1990 until 1995. From 1995 until July 1996, Mr. Decker operated Decker & Company, a Phoenix, Arizona based real estate development company.

    (2) Mr. Low has been Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation since February, 1988. Mr. Low is also a director of Development.

    (3) Mr. Sherer has been President of David M. Sherer and Associates, Inc., a commercial real estate, investment and brokerage firm for eighteen years. Mr. Sherer is also a director of Development.

BOARD MEETINGS, FEES, COMMITTEES AND ATTENDANCE RECORDS

    During Holding's fiscal year ended March 31, 1998, the Board of Directors held two meetings which were attended by all directors.

    The Board of Directors has an Audit Committee, composed of two directors, neither of whom is an officer or employee of Holding or any of its subsidiaries, which reviews the work of Holding's management and independent auditors pertaining to Holding's financial statements and performs such other duties and functions as are deemed appropriate by the Audit Committee or the Board. During Holding's fiscal year ended March 31, 1998, the Audit Committee held one meeting which was attended by all members. Audit Committee members receive no fee for serving on the committee. The Board of Directors does not have a standing nomination committee.

    Each member of the Board of Directors who is neither an officer nor an employee of Holding or any of its subsidiaries or of Centex or any of its subsidiaries receives a retainer of $10,000 per year. In addition, Holding reimburses the directors for the reasonable expenses incurred in attending directors and committee meetings.

                             EXECUTIVE COMPENSATION

    Neither Holding nor Development has any full time employees. The directors and executive officers of Holding, who hold the same directorships and offices in Development, perform all executive management functions for Holding and Development. Services required by Holding and CDC in their operations are also provided pursuant to a services agreement and a management agreement, respectively. See "Certain Transactions". The executive officers of Holding did not receive any remuneration from Holding, Development or CDC for the fiscal year ended March 31, 1998. Directors of Holding who are neither officers nor employees of Holding, Centex or any of their subsidiaries receive compensation from Holding in the form of director's fees. See "Election of Directors -- Board Meetings, Fees, Committees and Attendance Records". During the 1998 fiscal year, each executive officer of Holding received remuneration in the form of cash and incentive compensation from Centex or one of its subsidiaries in his capacity as a director, officer or employee thereof.

    During fiscal year 1998, J. Stephen Bilheimer, President of Holding, and Kimberly A. Pinson, Vice President and Treasurer of Holding devoted a majority of their time and attention to the management of Holding and its subsidiary. Mr. Bilheimer and Ms. Pinson, who were the only executive officers of Holding during fiscal year 1998, provided such services to Holding and its subsidiary on behalf of and in their capacities as officers and employees of Centex affiliates, pursuant to the management agreement described above and were compensated by Centex affiliates. The following table sets forth the cash and noncash compensation for each of the last three fiscal years (or such shorter period of time during which such person was an officer of Holding) awarded to or earned by the Chief Executive Officer of Holding. Effective March 31, 1998, Mr. Bilheimer resigned as President of Holding and became Vice Chairman of Holding and effective April 1, 1998, Richard C. Decker became President and Chief Executive Officer of Holding.

                          SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION
          NAME AND                   FISCAL        ----------------------------------            ALL OTHER
     PRINCIPAL POSITION               YEAR          SALARY ($)           BONUS ($)(1)        COMPENSATION ($)(2)
    --------------------             ------        ------------          ------------        -------------------
J. Stephen Bilheimer,                 1998           $235,000             $100,000                $51,752
  Vice Chairman(3)                    1997            225,000               75,000                 53,161
                                      1996            218,000               60,000                 53,657

--------------

    (1) Cash bonuses for services rendered in fiscal years 1998, 1997 and 1996 have been listed in the year earned, but were actually paid in the following fiscal year.

    (2) Except as noted below, amounts represent Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan. All of such amount is fully vested in the recipient. The compensation for Mr. Bilheimer for fiscal years 1998, 1997, and 1996 also includes a contribution accrued pursuant to the Supplemental Executive Retirement Plan of Centex Corporation in the amounts of $6,500, $7,500 and $6,800 respectively, which accrued amounts are fully vested in Mr. Bilheimer. Compensation for Mr. Bilheimer for 1998, 1997 and 1996 also includes annual payments made as a result of termination of the Management Security Plan of Centex Corporation in the amounts of $29,167, $30,580 and $31,992 respectively.

    (3) Mr. Bilheimer resigned as President of Holding effective March 31, 1998 and currently serves as Vice Chairman of Holding.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                              OPTION/SAR VALUES(1)

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED IN-THE-
                                                                    OPTIONS/SARS                  MONEY OPTIONS/SARS AT FY-
                              SHARES         VALUE                 AT FY-END (#):                         END ($):
                            ACQUIRED ON     REALIZED       -----------------------------        ----------------------------
         NAME            EXERCISE (#)(2)     ($)(3)        EXERCISABLE     UNEXERCISABLE        EXERCISABLE    UNEXERCISABLE
         ----            ---------------     ------        -----------     -------------        -----------    -------------
 J. Stephen Bilheimer         12,000        261,000          -0-                -0-                 -0-             -0-

-----------

    (1) Amounts set forth in the table reflect the number and value of shares and options only, as Centex has issued no SARs.

    (2) Shares of Centex Common Stock (approximately .20 shares of Holding Common Stock).

    (3) Includes cash bonuses paid to J. Stephen Bilheimer upon exercise of stock options in the amount of $51,000.

    There were no grants of stock options made during the fiscal year ended March 31, 1998 to the named executive officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    None of Holding's directors, officers or employees has any relationship requiring disclosure under Item 402(j) of Regulation S-K.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    Holding does not have a compensation committee, stock option committee or any other committee performing similar functions. Holding's Board of Directors does not make or influence any decision regarding the cash or noncash compensation paid to the executive officers of Holding. Rather, as previously explained, all compensation earned by Holding's executive officers is paid by affiliates of Centex. See "Executive Compensation". So long as the executive officers of Holding are compensated by Centex or its affiliates, Holding does not intend to provide any other compensation to such individuals. Because Holding cannot influence or affect the amount or form of such compensation paid to Holding's executive officers, no report is provided herein.


PERFORMANCE GRAPH

    As described in "Tandem Securities", the record owner of the 1,000 issued and outstanding shares of Holding Common Stock is the Nominee, who holds such stock pursuant to the Nominee Agreement on behalf of and for the benefit of Centex Stockholders. Thus, each Centex Stockholder owns a beneficial interest in a portion of the 1,000 shares of Holding Common Stock held by the Nominee, which shares are currently tradeable only in tandem with, and as a part of, each such Centex Stockholder's Centex Common Stock. As a consequence of the foregoing and because the beneficial interests in the 1,000 shares of Holding Common Stock do not have any separate ascertainable value, no performance graph is provided herein. Stockholders desiring to review the five-year stock performance of Centex Common Stock are directed to the "Performance Graph" section on page 15 of the Centex Proxy Statement.

SECTION 16(a) COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Holding's directors and executive officers, and persons who beneficially own more than 10% of a registered class of Holding's equity securities to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by SEC regulation to furnish Holding with copies of all Section 16(a) forms they file with the SEC.

    Based solely on its review of the copies of such forms received by it with respect to fiscal year 1998, or written representations from certain reporting persons, Holding believes that all filing requirements required by Section 16(a) for fiscal year 1998 applicable to its directors, executive officers and persons who beneficially own more than 10% of a registered class of Holding's equity securities have been complied with.


                              CERTAIN TRANSACTIONS

    Holding entered into a services agreement in May 1987 with Centex Service Company, a wholly owned subsidiary of Centex ("CSC"), whereby CSC agreed to provide certain tax, accounting and other similar services for Holding at a fee of $2,500 per month. Service fees of $30,000 were paid pursuant to this agreement for fiscal year 1998.

    CDC has entered into an agreement with Holding to provide management services to CDC in connection with the development, operation and maintenance of CDC property and other administrative services. Management fees and reimbursable costs totaling $640,000 were incurred under this agreement during fiscal year 1998.

    In connection with Holding's acquisition of additional shares of common stock of Development in 1987, Holding borrowed $7,700,000 from Centex pursuant to a secured promissory note (the "Holding Note"). The Holding Note, which had a fluctuating balance during fiscal year 1998, bore interest, payable quarterly, at the prime rate of interest of NationsBank of Texas, N.A. ("NationsBank") plus 1% (9 1/2% at March 31, 1998). On May 29, 1998, the outstanding principal balance of the Holding Note was repaid. Interest expense on the Holding Note was $372,000 for fiscal year 1998.

    In 1987, Development loaned $7,700,000 to a wholly owned subsidiary of Centex, pursuant to an unsecured promissory note and related loan agreement. The note bore interest, payable quarterly, at the prime rate of interest of NationsBank plus 7/8% (93/8% at March 31, 1998). As of May 29, 1998, the outstanding principal balance on the note was repaid. Fiscal year 1998 interest income on the note totaled $732,000.

    During fiscal year 1998, the partnership agreement governing CDC was amended to allow for the issuance of a new class of limited partnership units, Class C Preferred Partnership Units ("Class C Units"), to be issued in exchange for assets contributed by a limited partner or by an individual or entity who is to be admitted as a limited partner. Centex Homes, a general partnership wholly owned by Centex Real Estate Corporation ("CREC") and subsidiaries of CREC, is currently the sole limited partner of CDC. During the year, Centex Homes contributed assets valued at $7,542,000 to CDC in exchange for 7,542 Class C Units. Subsequent to March 31, 1998, Centex Homes contributed assets valued at $7,757,000 in exchange for an additional 7,757 Class C Units. Included in the assets transferred subsequent to the fiscal year-end were the New Jersey homebuilding operations of Centex Homes, including land, equipment and other tangible personal property having a value of $6,757,000. Centex Homes also licensed to CDC the right to use the "Centex Homes" trademark and trade name in New Jersey.

    In fiscal year 1998, CDC sold to Centex Homes certain tracts of land for $6,494,000 and had agreements to purchase an additional 649 lots from CDC.

    In January 1998, Development purchased all of the stock of a wholly owned subsidiary of CREC for $1,134,000. The acquired entity indirectly owns real estate development assets valued at $1,134,000.

    CDC owned property in the City of Carrollton, a suburb of Dallas, Texas, which consisted of one office and five fabrication-warehouse buildings on approximately 17 acres. CDC leased this property to Centex Homes pursuant to a five-year lease terminating on March 31, 1998. In April 1997, this property was sold to Centex Homes for $2,866,000.

    Centex Homes had guaranteed a $5,000,000 bank line of credit for CDC to utilize in conjunction with development of lots to be sold to Centex Homes. This line of credit, which had a balance of $1,500,000 as of March 31, 1998, was repaid and canceled on April 15, 1998. The line of credit bore interest at LIBOR plus 3/4%

    During fiscal year 1998, Centex Multi-Family Company, L.P. ("Multi-Family"), a subsidiary of CDC, executed a construction contract with one of Centex's construction subsidiaries in the amount of $13,167,224 for the construction of a 304-unit apartment project north of Dallas in The Colony, Texas. During such fiscal year, MultiFamily paid Centex's construction subsidiary $5,907,029 pursuant to the construction contract. As a part of the construction contract, Centex has agreed to install in the apartment project security alarm systems and pest control systems from other Centex subsidiaries. Additionally, during such fiscal year, in connection with a third-party construction loan made to Multi-Family for the financing of the construction of this apartment project, Multi-Family paid $82,301 in title insurance premiums to Commerce Land Title, Inc., a Centex subsidiary.

    In July 1995, at the combined Annual Meeting of Stockholders of Centex and Holding, the Centex stockholders approved the proposal to extend until November 30, 2007 the detachment date of the Holding Common Stock. Also in July 1995, Centex Real Estate Corporation (now Centex International, Inc.), the then sole holder of all Class A Units, waived cumulative preference accruals owed by CDC to CREC of $37.5 million and reduced its unrecovered capital in CDC to $47.3 million, which became the new basis for future preference accruals. During the 1998 fiscal year, CDC made preference payments to its limited partner totaling $4.5 million. At May 29, 1998, unpaid preferred return totaled $4.2 million.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP acted as Holding's independent public accountants for the fiscal year ended March 31, 1998 and has served as independent public accountants for Holding since its incorporation in May 1987. Holding's independent public accountants are selected annually by the Board of Directors at the Board's first meeting held subsequent to the Annual Meeting of Stockholders. It is expected that the Board of Directors will select Arthur Andersen LLP as Holding's independent public accountants for the current year.

    Representatives of Arthur Andersen LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

    Holding's 1999 Annual Meeting of Stockholders is scheduled to be held on July 22, 1999. In order to be considered for inclusion in Holding's proxy material for that meeting, stockholder proposals must be received at Holding's executive offices, addressed to the attention of the Secretary, not later than February 25, 1999.

                                    FORM 10-K

    STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING MAY OBTAIN A COPY OF HOLDING'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1998, INCLUDING THE FINANCIAL STATEMENTS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, UPON REQUEST TO 3333 HOLDING CORPORATION, ATTENTION:
RAYMOND G. SMERGE, SECRETARY, 2728 N. HARWOOD, DALLAS, TEXAS 75201.


                                          By Order of the Board of Directors


                                                 RAYMOND G. SMERGE
                                                    Secretary

Dallas, Texas
June 25, 1998

                                                                Please mark
                                                                your vote as [x]
                                                                indicated in
                                                                 the example


                               CENTEX CORPORATION

The Board of Directors recommends that you vote FOR the election of all the nominees in Item 1.


  1. Election of directors listed to the right to serve until the Annual Meeting of Stockholders in 2001.

         For all nominees               WITHHOLD
         listed to the right           AUTHORITY
        (except as marked      To vote for all nominees
         to the contrary).        listed to the right.
               [ ]                       [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

Clint W. Murchison,III. David W. Quinn and Paul T. Stoffel


--------------------------------------------------------------------------------

  2. In their discretion, on such other business as may properly be brought before the meeting or any adjournment thereof.


                         THIS PROXY MAY BE REVOKED AT ANY TIME
                         BEFORE IT IS VOTED AT THE ANNUAL MEETING

                         UNLESS OTHERWISE SPECIFIED, THIS PROXY
                         WILL BE VOTED FOR ITEM 1 and, in the discretion of the named proxies, upon such other business as may properly be brought before the meeting or any adjourn-ment thereof. By executing this proxy, the undersigned hereby revokes prior proxies relating to the meeting.

                         Dated:                                             1998
                               -------------------------------------------,


                         -------------------------------------------------------
                                              Signature


                         -------------------------------------------------------
                                              Signature

--------------------------------------------------------------------------------


PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.

                               CENTEX CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF STOCKHOLDERS-JULY 23, 1998

     The undersigned hereby appoints Laurence E. Hirsch and David W. Quinn (acting unanimously or if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of Centex Corporation ("Centex") to be held July 23, 1998, or any adjournment thereof, all shares of Common Stock of Centex registered in the name of the undersigned at the close of business on May 29, 1998.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

     By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated June 25, 1998.

     READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------



       PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.

PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.

--------------------------------------------------------------------------------
                            3333 HOLDING CORPORATION

  The Board of Directors recommends that you vote
  FOR the election of all the nominees in Item 1.




  1.  Election of directors listed to the right.

         For all nominees               WITHHOLD
         listed to the right           AUTHORITY
         (except as marked      to vote for all nominees
         to the contrary).         listed to the right
               [ ]                        [ ]

  (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

  Richard C. Decker, Josiah O. Low, III, David M. Sherer

  -----------------------------------------------------------------------------

  2. In their discretion, on such other business as may properly be brought before the meeting or any adjournment thereof.


                              THE PROXY MAY BE REVOKED AT ANY TIME
                              BEFORE IT IS VOTED AT THE ANNUAL MEETING.

                              UNLESS OTHERWISE SPECIFIED, THIS PROXY
                              WILL BE VOTED FOR ITEM 1 and, in the discretion of the named proxies, upon such other business as may properly be brought before the meeting or any adjournment thereof. By executing this proxy, the undersigned hereby revokes prior proxies relating to the meeting.


                              Dated:                                      1998
                                    ------------------------------------,


                              ------------------------------------------------
                                                 Signature


                              ------------------------------------------------
                                                 Signature

     PROXIES ARE BEING SEPARATELY SOLICITED BY THE BOARD OF DIRECTORS OF
     CENTEX CORPORATION AND 3333 HOLDING CORPORATION. TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETINGS OF BOTH COMPANIES, YOU MUST MARK AND RETURN BOTH PROXY CARDS IN THE ENCLOSED ENVELOPE. PLEASE TEAR OFF AND DISCARD THIS STUB.


                            3333 HOLDING CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF STOCKHOLDERS-JULY 23,1998

     The undersigned hereby appoints Richard C. Decker and David M. Sherer (acting unanimously or if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of 3333 Holding Corporation ("Holding") to be held July 23, 1998, or any adjournment thereof, all the beneficial interest of the undersigned in that portion of the 1,000 shares (the "Shares") of Common Stock of Holding registered in the name of The Chase Manhattan Bank (the "Nominee") pursuant to that certain Nominee Agreement dated November 30, 1987 by and among Holding, Centex Corporation ("Centex"), Centex Development Company, L.P. and the Nominee, at the close of business on May 29, 1998 (the "Record Date"), that the total number of shares of Common Stock of Centex held by the undersigned on the Record Date (being the number of shares shown on this proxy beside the name of the undersigned (the "Centex Owned Shares")) bears to the total number of shares of Centex Common Stock outstanding on the Record Date. The beneficial interest of the undersigned in the Shares is thus equal to approximately .000017 multiplied by the number of the Centex Owned Shares.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEM 1. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 2.

     By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Meeting and Proxy Statement dated June 25, 1998.

        READ, EXECUTE, AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.